                                                                   Exhibit 10.16
                              FIRST AMENDMENT TO

                             REVISED AND RESTATED

                      FIBER OPTIC FACILITIES AND SERVICES

                                   AGREEMENT

        This FIRST AMENDMENT TO REVISED AND RESTATED FIBER OPTIC FACILITIES AND SERVICES AGREEMENT (this "Amendment") is entered into as of July 24, 1995 (the "First Amendment Date") by and between SOUTHERN DEVELOPMENT AND INVESTMENT GROUP, INC. ("Southern Development"), a corporation organized and existing under the laws of the State of Georgia and having its principal place of business at 64 Perimeter Center East, Atlanta, GA 30346, on behalf of itself and as agent for Alabama Power Company ("Alabama Power"), Georgia Power Company ("Georgia Power"), Gulf Power Company ("Gulf Power"), Mississippi Power Company ("Mississippi Power"), Savannah Electric and Power Company ("Savannah Electric"), Southern Electric Generating Company ("SEGCO") and Southern Company Services, Inc. ("SCSI") (Southern Development, Alabama Power, Georgia Power, Gulf Power, Mississippi Power, Savannah Electric, SEGCO and SCSI being collectively referred to herein as the "Southern Electric System" or "SES"), and MPX Systems, Inc., a corporation organized and existing under the laws of the State of South Carolina with offices at 440 Knox Abott Drive, Suite 240, Cayce, SC 29033 ("MPX").

                              W i t n e s s e t h :

        WHEREAS, SES and MPX entered into a Revised and Restated Fiber Optics Facilities and Services Agreement (the "Agreement"), dated as of June 9, 1995 (the "Restatement Date"), providing for the installation and operation of fiber optic telecommunications facilities on, in and under electric transmission and distribution facilities of SES and elsewhere and the use thereof by SES and MPX;

        WHEREAS, the parties desire to correct certain errors and omissions in the Agreement;

        NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.  AMENDED DEFINITION.

        The Agreement is amended by striking Definition 1.13 in its entirety and substituting therefor the following:

            1.13 "Exclusive User" -- A person or entity with which MPX has a direct contractual relationship permitting such person or entity the exclusive use of all or substantially all of the MPX Fibers and the Capacity thereof on any Route Segment OTHER THAN the Route Segments identified on Exhibits D-6, D-7 and D-9.

        2.  PROFIT SHARING PAYMENTS.

        The Agreement is amended by adding at the end of the first sentence of Subsection 7.1 the phrase "derived from the use of the MPX Interest and the SES Interest."

        3.  NOTICES.

        The Agreement is amended by substituting "Kevin Fletcher" for "Robert Jones" in the fourth line of Subsection 31.1.

        4.  ADDITIONAL EXHIBITS.

        The Agreement is amended by deleting therefrom Exhibits H-1 through H-11 and substituting therefor Exhibits H(1)-1 through H(1)-14, which are attached hereto and incorporated herein by this reference.

        5.  EFFECTIVE DATE OF AMENDMENT.

        The revisions to the Agreement contained in this Amendment shall be effective as of the Restatement Date.

        6.  RATIFICATION OF REMAINING PROVISIONS.

        Except as expressly modified by the foregoing, the Agreement is not otherwise altered or amended, and all remaining provisions thereof are hereby ratified and affirmed.

SOUTHERN ELECTRIC SYSTEM                                       MPX SYSTEMS, INC.
      REVISED AND RESTATED FIBER OPTIC FACILITIES AND SERVICES AGREEMENT
================================================================================

    IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed on their behalf, as of the Restatement Date.

SOUTHERN DEVELOPMENT AND
  INVESTMENT GROUP, INC.


By:  /s/THOMAS R. KELLOGG
   ----------------------------------

Name:  Thomas R. Kellogg
     --------------------------------
            (Printed or Typed)

Its:  V.P. & G.M. SDIG
    ---------------------------------
               (Title)


Attest:  /s/SAM H. DABBS, JR.
       ------------------------------

Name:  Sam H. Dabbs, Jr.
     --------------------------------
            (Printed or Typed)

Its:  Assistant Secretary
    ---------------------------------
               (Title)



           (CORPORATE SEAL)



MPX SYSTEMS, INC.


By:  /s/M. D. BLACKWELL
   ----------------------------------

Name:  M. D. Blackwell
     --------------------------------
            (Printed or Typed)

Its:  Executive Vice President
    ---------------------------------
               (Title)


Attest:  /s/K. B. MARSH
       ------------------------------

Name:  K. B. Marsh
     --------------------------------
            (Printed or Typed)

Its:  Secretary
    ---------------------------------
               (Title)


           (CORPORATE SEAL)


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